UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 22, 2026

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of BayFirst Financial Corp. (the "Company") was held on September 22, 2026. There were a total of 26,962,815 shares of common stock outstanding as of the record date for the Annual Meeting, of which 23,833,649 were present in person or by proxy at the meeting, representing 88.4% of the outstanding shares eligible to vote.
Proposal 1:
A proposal to elect 12 nominees to serve as directors, each for a term expiring at the 2027 Annual Meeting of Shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

Nominees	Number of Shares Voted For	Abstentions and Broker Non-Vote	Number of Shares Voted Withheld
Mark S. Berset	23,669,039	3,129,166	164,610
William T. Conroy	23,826,037	3,129,166	7,612
Dennis R. DeLoach, III	23,611,762	3,129,166	221,887
Kenneth R. Lehman	23,825,764	3,129,166	7,885
Christos Politis, M.D.	23,670,664	3,129,166	162,985
Alfred T. Rogers, Jr.	23,831,059	3,129,166	2,590
Anthony Saravanos	23,612,300	3,129,166	221,349
Bradly W. Spoor	23,830,280	3,129,166	3,369
William I. Sultenfuss, II	23,826,059	3,129,166	7,590
Joseph E. Taggart	23,826,072	3,129,166	7,577
Andrew P. Wright	23,826,072	3,129,166	7,577
Barbara J. Zipperian	23,830,166	3,129,166	3,483
Proposal 2.
Adjournment. A proposal to adjourn the BayFirst Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the BayFirst Annual Meeting to approve the BayFirst Board of Directors proposal (the “BayFirst adjournment proposal”). No adjournment of the Annual Meeting was determined to be necessary or appropriate and, accordingly, the Annual Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
.
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	September 24, 2026

By:	/s/ Scott J. McKim
Scott J. McKim
Chief Financial Officer